CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Richard F. Sennett, Principal Financial Officer of Legg Mason Partners Equity Trust – QS Growth Fund (the “Registrant”), each certify to the best of their knowledge that:

1.    The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2019 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Equity Trust -	Legg Mason Partners Equity Trust -
QS Growth Fund	QS Growth Fund

/s/ Jane Trust	/s/ Richard F. Sennett
Jane Trust	Richard F. Sennett
Date: March 22, 2019	Date: March 22, 2019

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Richard F. Sennett, Principal Financial Officer of Legg Mason Partners Equity Trust – QS Moderate Growth Fund (the “Registrant”), each certify to the best of their knowledge that:

1.    The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2019 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Equity Trust -	Legg Mason Partners Equity Trust -
QS Moderate Growth Fund	QS Moderate Growth Fund

/s/ Jane Trust	/s/ Richard F. Sennett
Jane Trust	Richard F. Sennett
Date: March 22, 2019	Date: March 22, 2019

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Richard F. Sennett, Principal Financial Officer of Legg Mason Partners Equity Trust – QS Conservative Growth Fund (the “Registrant”), each certify to the best of their knowledge that:

1.    The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2019 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Equity Trust -	Legg Mason Partners Equity Trust -
QS Conservative Growth Fund	QS Conservative Growth Fund

/s/ Jane Trust	/s/ Richard F. Sennett
Jane Trust	Richard F. Sennett
Date: March 22, 2019	Date: March 22, 2019

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Richard F. Sennett, Principal Financial Officer of Legg Mason Partners Equity Trust – QS Defensive Growth Fund (the “Registrant”), each certify to the best of their knowledge that:

1.    The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2019 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Equity Trust -	Legg Mason Partners Equity Trust -
QS Defensive Growth Fund	QS Defensive Growth Fund

/s/ Jane Trust	/s/ Richard F. Sennett
Jane Trust	Richard F. Sennett
Date: March 22, 2019	Date: March 22, 2019

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.